EXHIBIT 99.2



                                TABLE OF CONTENTS





Unaudited Interim Financial Statements:

   Balance Sheet at June 30, 2001..............................................2

   Statement of Operations for the six months ended June 30, 2001..............3

   Statement of Cash Flows for the six months ended June 30, 2001..............4

Notes to Unaudited Interim Financial Statements................................5






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                            PRIMED TECHNOLOGIES, INC.
                                  BALANCE SHEET
                                   (Unaudited)


                                     ASSETS
                                     ------
                                                            June 30,
                                                         ------------
                                                             2001
                                                         ------------
Current assets:
    Cash .............................................   $          -
    Accounts receivable, net .........................         69,335
    Other current assets .............................          3,686
                                                         ------------
           Total current assets ......................         73,021
                                                         ------------

Property and equipment, net ..........................        306,937
                                                         ------------

Other assets:
    Capitalized software, net ........................        463,763
                                                         ------------

           Total assets ..............................   $    843,721
                                                         ============


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

Current liabilities:
    Checks outstanding in excess of bank balances ....   $     57,660
    Accounts payable .................................        330,541
    Accrued expenses .................................      1,127,533
    Loans payable - related party ....................        261,669
    Loans payable ....................................      1,379,421
                                                         ------------
           Total current liabilities .................      3,156,824
                                                         ------------

Commitments and contingencies

Stockholders' deficit:
    Members' deficit .................................              -
    Common stock, $0.001 par value; 10,000,000
      authorized shares; 10,000 shares issued and
      outstanding ....................................             10
    Additional paid in capital .......................            190
    Accumulated deficit ..............................     (2,313,303)
                                                         ------------
           Total stockholders' deficit ...............     (2,313,103)
                                                         ------------

           Total liabilities and stockholders' deficit   $    843,721
                                                         ============

                 See accompanying notes to financial statements

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                            PRIMED TECHNOLOGIES, INC.
                            STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 2001
                                   (Unaudited)



     Revenue ..............................................    $   652,467
                                                               -----------

     Operating expenses:
         Salaries and payroll taxes .......................        431,514
         Depreciation and amortization ....................        153,926
         Professional fees ................................        112,397
         Rent .............................................        129,550
         Other selling, general and administrative expenses        491,937
                                                               -----------

     Total operating expenses .............................      1,319,324
                                                               -----------

     Loss from operations .................................       (666,857)
                                                               -----------

     Other expenses:
         Interest expense .................................       (210,000)
                                                               -----------

     Net loss .............................................    $  (876,857)
                                                               ===========

                  See acompanying notes to financial statements






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                            PRIMED TECHNOLOGIES, INC.
                            STATEMENTS OF CASH FLOWS
                     For the Six Months Ended June 30, 2001
                                   (Unaudited)



        Cash flows from operating activities:
            Net loss ....................................    $(876,857)
            Adjustments to reconcile net loss to net cash
            used by operating activities:
               Depreciation and amortization ............      153,926

               (Increase) decrease in:
                   Accounts receivable ..................       (4,589)
                   Other current assets .................       (2,086)

               Increase (decrease) in:
                   Accounts payable .....................       44,526
                   Accrued expenses .....................      369,899
                   Interest payable .....................      256,134
                                                             ---------
        Net cash used in operating activities ...........      (59,047)
                                                             ---------

        Cash flows from investing activities:
            Purchase of property and equipment ..........      (11,132)
                                                             ---------
        Net cash used in investing activities ...........      (11,132)
                                                             ---------

        Cash flows from financing activities:
            Checks outstanding in excess of bank balances       25,171
            Proceeds from loan payable - related party ..       45,008
                                                             ---------
        Net cash provided by financing activities .......       70,179
                                                             ---------

        Net increase (decrease) in cash .................            -

        Cash at beginning of period .....................            -
                                                             ---------
        Cash at end of period ...........................    $       -
                                                             =========

                 See accompanying notes to financial statements






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                            PRIMED TECHNOLOGIES, INC.
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                  JUNE 30, 2001

NOTE 1 - BASIS OF PRESENTATION

PriMed Technologies, LC (the "Company") was organized under the laws of the state of Florida on February 4, 1999 as a Limited Liability Company. On January 1, 2000, the Company changed its legal organization by merging into PriMed Technologies, Inc., a Delaware Corporation, in a corporate reorganization. PriMed Technologies, Inc. is authorized to issue 10,000,000 shares of common stock at a par value of $0.001 per share. The assets and liabilities transferred were accounted for at historical cost.

The Company is engaged in providing administrative services (accounting, billing and collection, claims processing, information management), network support and maintenance to clients predominantly in the healthcare sector. It has developed proprietary software and applications with interactive web-enabled multimedia capabilities.

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The accompanying consolidated financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These financial statements should be read in conjunction with the financial statements for the year ended December 31, 2000 and notes thereto contained in this Report on Form 8-K/A of Primed Technologies, Inc. The results of operations for the six months ended June 30, 2001 are not necessarily indicative of the results for the full fiscal year ending December 31, 2001.






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